Exhibit 32.0

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Fox Chase Bancorp, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2007, as filed with the Securities and Exchange Commission (the “Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                        The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ THOMAS M. PETRO
Thomas M. Petro
President and Chief Executive Officer
August 13, 2007

By:	/s/ JERRY D. HOLBROOK
Jerry D. Holbrook
Chief Financial Officer and Secretary
August 13, 2007